UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 19, 2008

BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32875	76-3095469
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5505 Blue Lagoon Drive
Miami, Florida
(Address of Principal Executive Offices)
33126
(Zip Code)

(305) 378-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

2008 Restaurant Support Incentive Program

On August 19, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Burger King Holdings, Inc. (the “Company”) approved annual performance-based cash bonuses for certain executives of the Company. In connection with the approval, the Compensation Committee approved the Incentive EBITDA results, adjusted from the Company’s reported EBITDA, and determined that the Company had exceeded its target Overall Business Performance Factor (EBITDA) worldwide and for each of the geographic areas for which the executives named below were responsible. In addition, the Compensation Committee evaluated the CEO and reviewed the individual performance evaluations that the CEO completed for each CEO Direct Report at the end of fiscal 2008 in order to determine the individual performance multiplier for each of the executives named below. Based on these findings, the Compensation Committee awarded performance-based cash bonuses to certain executives, including the executives named below (the “Named Executive Officers” or “NEOs”): John W. Chidsey, Chairman and Chief Executive Officer, $1,306,125; Ben K. Wells, Executive Vice President and Chief Financial Officer, $433,711; Russell B. Klein, Executive Vice President and President, Global Marketing, Strategy and Innovation, $516,000; Charles M. Fallon, Jr., Executive Vice President and President, North America, $391,162; and Peter B. Robinson, Executive Vice President and President, EMEA, $373,968. These cash bonuses were paid pursuant to the Fiscal Year 2008 Restaurant Support Incentive Program (the “2008 RSIP”). A description of the 2008 RSIP and definitions of capitalized terms used herein are set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on October 8, 2008 (the “2008 Proxy Statement”).

2008 Long Term Incentive Program

On August 27, 2007, the Company granted each NEO performance-based restricted stock awards approved by the Compensation Committee under the Fiscal Year 2008 Long Term Incentive Program (the “2008 LTIP”). A description of the 2008 LTIP is set forth in the 2008 Proxy Statement. At the end of the one-year performance period, the number of performance-based restricted shares earned by the NEO was subject to (i) a decrease of up to 50% for all NEOs if the Company achieved its measure of Company performance, specifically profit before taxes (“PBT”), between the “threshold” and “target” levels; and (ii) an increase of up to 50% for all NEOs if the Company achieved PBT between the “target” and “maximum” levels. If the Company achieved PBT below the “threshold” level, all NEOs would receive 50% of their target award. For fiscal 2008, the Company’s PBT performance exceeded the plan target, using reported PBT with certain adjustments, and consequently, on August 19, 2008, the Compensation Committee approved an upward adjustment to the awards for all NEOs of 19%, which was the leverage factor for the CEO and all executive vice presidents. These upward adjustments were approved by the Board of Directors of the Company on August 20, 2008. The total number of performance-based restricted shares actually awarded for fiscal 2008 to the Named Executive Officers, after adjustment for Company performance and the resulting leverage factor, was as follows: Mr. Chidsey, 103,201 shares; Mr. Wells, 18,359 shares; Mr. Klein, 25,482 shares; Mr. Fallon, 16,244 shares; and Mr. Robinson, 17,200 shares.

2009 Long Term Incentive Program

On August 19, 2008, the Compensation Committee approved the Fiscal Year 2009 Long Term Incentive Program (the “2009 LTIP”), pursuant to which the Company’s NEOs received performance-based equity awards with a grant date of August 22, 2008 and a grant date value equal to a percentage of each such executive’s base salary and adjusted depending upon individual performance during fiscal 2008 for all NEOs except Mr. Chidsey. Pursuant to his employment agreement, the CEO’s target award is not subject to adjustment based on his individual performance. The 2009 LTIP is the same in all material respects as the 2008 LTIP described in the 2008 Proxy Statement except as otherwise set forth herein. Under the 2009 LTIP, the target equity awards for the NEOs, as adjusted for individual performance and as a percentage of their base salary, are as follows: Mr. Chidsey, 400%; Mr. Klein, 200%; Mr. Fallon, 165%; and Messrs. Wells and Robinson, 150%. Under the 2009 LTIP, the Company has granted the NEOs a combination of equity grants, with 50% of the value earned in the form of stock options and 50% of the value earned in the form of performance-based restricted stock. The option awards have an exercise price of $26.16 per share and will vest ratably over four years. The performance-

based restricted stock awards have a one-year performance period ending June 30, 2009 and will vest 100% on the third anniversary of the grant date. The Company performance factor of PBT will continue as the business objective measure under the 2009 LTIP. These performance-based restricted stock awards are subject to the same upward or downward adjustment as under the 2008 LTIP described above.

The number of shares underlying the fiscal 2009 option awards for each of the NEOs is as follows: Mr. Chidsey, 230,375 shares; Mr. Klein, 56,882 shares; Mr. Wells, 40,981 shares; Mr. Fallon, 39,889 shares; and Mr. Robinson, 38,395 shares. The number of performance-based restricted shares granted under the 2009 LTIP (subject to increase or decrease as described above), and the maximum number of performance-based restricted shares that may be granted under the 2009 LTIP if the Company achieves the “maximum” level of PBT, is as follows for each of the NEOs: Mr. Chidsey, 77,408 shares and 116,112 shares, respectively; Mr. Klein, 19,113 shares and 28,670 shares, respectively; Mr. Wells, 13,770 shares and 20,655 shares, respectively; Mr. Fallon, 13,403 shares and 20,105 shares, respectively; and Mr. Robinson, 12,901 shares and 19,352 shares, respectively. The foregoing equity grants for the Named Executive Officers were approved by the Board of Directors of the Company on August 20, 2008.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.49	Employment Agreement dated August 22, 2006 between Peter Robinson and Burger King Corporation.

Exhibit 10.50	Assignment Letter dated August 22, 2006 among Peter Robinson, Burger King Corporation and Burger King Europe GmbH.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.
November 5, 2008	By:	/s/ Anne Chwat
		Name:	Anne Chwat
		Title:	Executive Vice President and General Counsel

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